      Student Loan Finance Corporation

      Noteholders' Statement Pursuant to Section 5.23 of the Indenture and
       Section 21 of the Servicing Agreement (Unaudited)

      Education Loans Incorporated - 1999-1 Indenture
      Student Loan Asset-Backed Notes, Series 1999-1, 2000-1, and 2001-1 Report for the Month Ended February 28, 2002

I.    Noteholder Information
      ----------------------

A.    Identification of Notes
      -----------------------

      Series   Description                         Cusip #     Due Date
      -------------------------------------------------------------------------
      1999-1A  Senior Auction Rate Notes...........280907AP1...December 1, 2035
      1999-1B  Senior Auction Rate Notes...........280907AQ9...December 1, 2035
      1999-1C  Subordinate Auction Rate Notes......280907AR7...December 1, 2035
      2000-1A  Senior Auction Rate Notes...........280907AS5...December 1, 2035
      2000-1B  Senior Auction Rate Notes...........280907AT3...December 1, 2035
      2000-1C  Subordinate Auction Rate Notes......280907AU0...December 1, 2035
      2001-1A  Senior Auction Rate Notes...........280907AV8...December 1, 2035
      2001-1B  Senior Auction Rate Notes...........280907AW6...December 1, 2035
      2001-1C  Subordinate Auction Rate Notes......280907AX4...December 1, 2035

B.    Notification of Redemption Call of Notes
      ----------------------------------------

      Series 1999-1:
        None
      Series 2000-1:
        None
      Series 2001-1:
        None

C.    Principal Outstanding - February, 2002
      --------------------------------------

                            Principal      Principal      Principal        Principal
                         Outstanding,       Borrowed       Payments     Outstanding,
      Series           Start of Month   During Month   During Month     End of Month
      ------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A        $78,000,000.00          $0.00          $0.00   $78,000,000.00
        1999-1B         39,000,000.00           0.00           0.00    39,000,000.00
        1999-1C          9,300,000.00           0.00           0.00     9,300,000.00
                  ------------------------------------------------------------------
        Total          126,300,000.00           0.00           0.00   126,300,000.00
                  ------------------------------------------------------------------
      Series 2000-1:
        2000-1A         54,100,000.00           0.00           0.00    54,100,000.00
        2000-1B         54,100,000.00           0.00           0.00    54,100,000.00
        2000-1C         22,000,000.00           0.00           0.00    22,000,000.00
                  ------------------------------------------------------------------
        Total          130,200,000.00           0.00           0.00   130,200,000.00
                  ------------------------------------------------------------------
      Series 2001-1:
        2001-1A         79,000,000.00           0.00           0.00    79,000,000.00
        2001-1B         79,000,000.00           0.00           0.00    79,000,000.00
        2001-1C         23,800,000.00           0.00           0.00    23,800,000.00
                  ------------------------------------------------------------------
        Total          181,800,000.00           0.00           0.00   181,800,000.00
                  ------------------------------------------------------------------
      Totals          $438,300,000.00          $0.00          $0.00  $438,300,000.00
                  ==================================================================

D.    Accrued Interest Outstanding - February, 2002
      ---------------------------------------------

                     Accrued Interest         Interest        Interest    Accrued Interest        Interest
                         Outstanding,          Accrued        Payments        Outstanding,      Rate As Of
      Series           Start of Month     During Month    During Month        End of Month    End Of Month
      ----------------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A            $98,670.00      $118,525.33     $120,120.00          $97,075.33        1.94800%
        1999-1B             51,826.67        60,601.66       63,093.33           49,335.00        1.98000%
        1999-1C             12,774.58        14,957.51       15,551.67           12,180.42        2.05000%
                  ------------------------------------------------------------------------
        Total              163,271.25       194,084.50      198,765.00          158,590.75
                  ------------------------------------------------------------------------
      Series 2000-1:
        2000-1A              2,960.47        82,878.19       82,893.22            2,945.44        1.96000%
        2000-1B             65,427.94        81,982.54       83,271.92           64,138.56        1.94000%
        2000-1C              1,222.22        34,252.78       34,222.22            1,252.78        2.05000%
                  ------------------------------------------------------------------------
        Total               69,610.63       199,113.51      200,387.36           68,336.78
                  ------------------------------------------------------------------------
      Series 2001-1:
        2001-1A             64,187.50       120,145.84      119,816.67           64,516.67        1.96000%
        2001-1B             34,057.78       119,377.77      119,202.22           34,233.33        1.95000%
        2001-1C             20,825.00        38,377.50       38,873.33           20,329.17        2.05000%
                  ------------------------------------------------------------------------
        Total              119,070.28       277,901.11      277,892.22          119,079.17
                  ------------------------------------------------------------------------
      Totals              $351,952.16      $671,099.12     $677,044.58         $346,006.70
                  ========================================================================

E.    Net Loan Rates for Next Interest Period
      ---------------------------------------

                      Interest Period
      Series            Starting Date        Net Loan Rate
      ----------------------------------------------------
      Series 1999-1:
        1999-1A             03-Apr-02               10.00%
        1999-1B             03-Apr-02                9.97%
        1999-1C             03-Apr-02                9.81%
      Series 2000-1:
        2000-1A             28-Mar-02               10.35%
        2000-1B             04-Apr-02               10.02%
        2000-1C             28-Mar-02               10.23%
      Series 2001-1:
        2001-1A             11-Apr-02                9.97%
        2001-1B             18-Apr-02                9.96%
        2001-1C             11-Apr-02                9.81%

F.    Noteholders' Carry-Over Amounts - February, 2002
      ------------------------------------------------

                           Carry-Over                                                    Carry-Over
                             Amounts,            Additions             Payments            Amounts,
      Series           Start of Month         During Month         During Month        End of Month
      ---------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A                 $0.00                $0.00                $0.00               $0.00
        1999-1B                  0.00                 0.00                 0.00                0.00
        1999-1C                  0.00                 0.00                 0.00                0.00
                  ---------------------------------------------------------------------------------
        Total                    0.00                 0.00                 0.00                0.00
                  ---------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A                  0.00                 0.00                 0.00                0.00
        2000-1B                  0.00                 0.00                 0.00                0.00
        2000-1C                  0.00                 0.00                 0.00                0.00
                  ---------------------------------------------------------------------------------
        Total                    0.00                 0.00                 0.00                0.00
                  ---------------------------------------------------------------------------------
      Series 2001-1:
        2001-1A                  0.00                 0.00                 0.00                0.00
        2001-1B                  0.00                 0.00                 0.00                0.00
        2001-1C                  0.00                 0.00                 0.00                0.00
                  ---------------------------------------------------------------------------------
        Total                    0.00                 0.00                 0.00                0.00
                  ---------------------------------------------------------------------------------
      Totals                    $0.00                $0.00                $0.00               $0.00
                  =================================================================================

G.    Noteholders' Accrued Interest on Carry-Over Amounts - February, 2002
      --------------------------------------------------------------------

                              Accrued             Interest             Interest             Accrued
                            Interest,              Accrued             Payments           Interest,
      Series           Start of Month         During Month         During Month        End of Month
      ---------------------------------------------------------------------------------------------
      Series 1999-1:
        1999-1A                 $0.00                $0.00                $0.00               $0.00
        1999-1B                  0.00                 0.00                 0.00                0.00
        1999-1C                  0.00                 0.00                 0.00                0.00
                  ---------------------------------------------------------------------------------
        Total                    0.00                 0.00                 0.00                0.00
                  ---------------------------------------------------------------------------------
      Series 2000-1:
        2000-1A                  0.00                 0.00                 0.00                0.00
        2000-1B                  0.00                 0.00                 0.00                0.00
        2000-1C                  0.00                 0.00                 0.00                0.00
                  ---------------------------------------------------------------------------------
        Total                    0.00                 0.00                 0.00                0.00
                  ---------------------------------------------------------------------------------
      Series 2001-1:
        2001-1A                  0.00                 0.00                 0.00                0.00
        2001-1B                  0.00                 0.00                 0.00                0.00
        2001-1C                  0.00                 0.00                 0.00                0.00
                  ---------------------------------------------------------------------------------
        Total                    0.00                 0.00                 0.00                0.00
                  ---------------------------------------------------------------------------------
      Totals                    $0.00                $0.00                $0.00               $0.00
                  =================================================================================

II.   Fund Information
      ----------------

A.    Reserve Funds - February, 2002
      ------------------------------

                                                                        Amount
                                                                --------------
      Balance, Start of Month................................... $6,574,500.00
      Additions During Month (From Issuance of Notes)...........          0.00
      Less Withdrawals During Month.............................          0.00
                                                                --------------
      Balance, End of Month..................................... $6,574,500.00
                                                                ==============

B.    Capitalized Interest Accounts - February, 2002
      ----------------------------------------------

                                                                        Amount
                                                                --------------
      Balance, Start of Month...................................         $0.00
      Additions During Month (From Issuance of Notes)...........          0.00
      Less Withdrawals During Month.............................          0.00
                                                                --------------
      Balance, End of Month.....................................         $0.00
                                                                ==============

C.    Acquisition Accounts - February, 2002
      -------------------------------------
                                                                        Amount
                                                                --------------
      Balance, Start of Month................................... $1,391,718.37
      Additions During Month:
        Acquisition Funds from Note Issuance....................          0.00
        Recycling from Surplus Funds............................ 17,968,307.82
      Less Withdrawals for Initial Purchase of Eligible Loans:
        Principal Acquired......................................          0.00
        Accrued Income..........................................          0.00
        Premiums and Related Acquisition Costs..................          0.00
      Less Withdrawals for Eligible Loans:
        Principal Acquired......................................(17,690,922.56)
        Premiums and Related Acquisition Costs..................   (188,031.47)
                                                                --------------
      Balance, End of Month..................................... $1,481,072.16
                                                                ==============

D.    Alternative Loan Guarantee Accounts - February, 2002
      ----------------------------------------------------
                                                                        Amount
                                                                --------------
      Balance, Start of Month................................... $2,088,630.93
      Additions During Month (Initial Purchase of Student Loans)          0.00
      Guarantee Fees Received (Refunded) During Month...........    395,092.53
      Interest Received During Month............................      2,745.18
      Other Additions During Month..............................     11,158.83
      Less Withdrawals During Month for Default Payments........   (226,902.82)
                                                                --------------
      Balance, End of Month..................................... $2,270,724.65
                                                                ==============

III.  Student Loan Information
      ------------------------

A.    Student Loan Principal Outstanding - February, 2002
      ---------------------------------------------------

                                                                         Amount
                                                                ---------------
      Balance, Start of Month...................................$392,887,170.14
      Initial Purchase of Eligible Loans........................           0.00
      Transfers.................................................           0.00
      Loans Purchased / Originated..............................  17,690,922.56
      Capitalized Interest......................................     771,842.46
      Less Principal Payments Received..........................  (6,875,145.72)
      Less Defaulted Alternative Loans Transferred..............    (217,204.46)
      Other Increases (Decreases)...............................      (2,032.34)
                                                                ---------------
      Balance, End of Month.....................................$404,255,552.64
                                                                ===============

B.    Composition of Student Loan Portfolio as of February 28, 2002
      -------------------------------------------------------------

                                                                         Amount
                                                                ---------------
      Aggregate Outstanding Principal Balance...................$404,255,552.64
      Number of Borrowers.......................................         61,332
      Average Outstanding Principal Balance Per Borrower........         $6,591
      Number of Loans (Promissory Notes)........................        120,834
      Average Outstanding Principal Balance Per Loan............         $3,346
      Weighted Average Interest Rate............................          5.97%

C.    Distribution of Student Loan Portfolio by Loan Type as of February 28,
      2002
      ----------------------------------------------------------------------

                                             Outstanding
                                               Principal
      Loan Type                                  Balance             Percent
      ----------------------------------------------------------------------
      Stafford - Subsidized..............$151,751,895.18               37.5%
      Stafford - Unsubsidized............  95,623,687.01               23.7%
      Stafford - Nonsubsidized...........       2,996.75                0.0%
      PLUS...............................  33,142,469.98                8.2%
      SLS................................      86,042.27                0.0%
      Consolidation......................  41,031,106.17               10.1%
      Alternative........................  82,617,355.28               20.4%
                                         -----------------------------------
      Total..............................$404,255,552.64..............100.0%
                                         ===================================

D.    Distribution of Student Loan Portfolio by Interest Rate as of February 28,
      2002
      --------------------------------------------------------------------------

                                             Outstanding
                                               Principal
      Interest Rate                              Balance             Percent
      ----------------------------------------------------------------------
      Less Than 5.00%....................$ 35,169,921.88                8.7%
      5.00% to 5.49%.....................  98,684,104.76               24.4%
      5.50% to 5.99%..................... 120,430,922.22               29.8%
      6.00% to 6.49%.....................  38,973,958.30                9.6%
      6.50% to 6.99%.....................  87,718,797.05               21.7%
      7.00% to 7.49%.....................   5,539,397.59                1.4%
      7.50% to 7.99%.....................   6,642,239.19                1.6%
      8.00% to 8.49%.....................  10,780,124.72                2.7%
      8.50% to 8.99%.....................           0.00                0.0%
      9.00% to 9.49%.....................     292,450.18                0.1%
      9.50% or Greater...................      23,636.75                0.0%
                                         -----------------------------------
      Total..............................$404,255,552.64              100.0%
                                         ===================================

E. Distribution of Student Loan Portfolio by Borrower Payment Status as of February 28, 2002
      -----------------------------------------------------------------------

                                             Outstanding
                                               Principal
      Borrower Payment Status                    Balance             Percent
      ----------------------------------------------------------------------
      School.............................$ 72,183,006.46               17.9%
      Grace..............................  27,227,587.63                6.7%
      Repayment.......................... 241,611,217.94               59.8%
      Deferment..........................  50,289,936.40               12.4%
      Forbearance........................  12,943,804.21                3.2%
                                         -----------------------------------
      Total..............................$404,255,552.64              100.0%
                                         ===================================

F. Distribution of Student Loan Portfolio by Delinquency Status as of February 28, 2002
      ------------------------------------------------------------------

                                                                Percent by Outstanding Balance
                                                           ----------------------------------------
                                               Outstanding            Excluding
                                                 Principal         School/Grace        All Loans in
      Delinquency Status                           Balance         Status Loans           Portfolio
      ---------------------------------------------------------------------------------------------
      31 to 60 Days.........................$10,797,156.17                 3.5%                2.7%
      61 to 90 Days.........................  9,557,810.37                 3.1%                2.4%
      91 to 120 Days........................  3,854,962.17                 1.3%                1.0%
      121 to 180 Days.......................  4,023,700.12                 1.3%                1.0%
      181 to 270 Days.......................  4,667,592.58                 1.5%                1.2%
      Over 270 Days.........................    900,878.81                 0.3%                0.2%
      Claims Filed, Not Yet Paid............  1,237,430.93                 0.4%                0.3%
                                            -------------------------------------------------------
      Total.................................$35,039,531.15                11.5%                8.7%
                                            =======================================================

G. Distribution of Student Loan Portfolio by Guarantee Status as of February 28, 2002
      ----------------------------------------------------------------

                                             Outstanding
                                               Principal
      Guarantee Status                           Balance             Percent
      ----------------------------------------------------------------------
      FFELP Loan Guaranteed 100%.........$    833,869.26                0.2%
      FFELP Loan Guaranteed 98%.......... 320,804,328.10               79.4%
      Alternative Loans Non-Guaranteed...  82,617,355.28               20.4%
                                         -----------------------------------
      Total..............................$404,255,552.64              100.0%
                                         ===================================

H. Distribution of Student Loan Portfolio by Guarantee Agency as of February 28, 2002
      ----------------------------------------------------------------

                                                      Outstanding
                                                        Principal
      Guarantee Agency                                    Balance     Percent
      -----------------------------------------------------------------------
      Education Assistance Corporation............$199,916,779.19       49.5%
      Great Lakes Higher Education Corporation....  69,869,891.18       17.3%
      California Student Aid Commission...........  17,182,883.47        4.3%
      Student Loans of North Dakota...............   8,020,428.36        2.0%
      Texas GSLC..................................   4,782,163.20        1.2%
      Pennsylvania Higher Education Assistance
       Agency.....................................   6,848,093.92        1.7%
      United Student Aid Funds, Inc...............  12,257,814.67        3.0%
      Other Guarantee Agencies....................   2,760,143.37        0.7%
      Alternative Loans Non-Guaranteed............  82,617,355.28       20.4%
                                                  ---------------------------
      Total.......................................$404,255,552.64      100.0%
                                                  ===========================

I.    Fees and Expenses Accrued For / Through February, 2002
      ------------------------------------------------------

                                                                      For The 2
                                                                   Months Ended
                                            February, 2002        Feb. 28, 2002
                                            -----------------------------------
      Servicing Fees...........................$353,770.53          $697,499.88
      Indenture Trustee Fees......................8,474.66            17,858.05
      Broker / Dealer Fees.......................85,224.99           179,581.23
      Auction Agent Fees..........................6,818.01            14,366.52
      Other Permitted Expenses........................0.00                 0.00
                                               --------------------------------
      Total....................................$454,288.19          $909,305.68
                                               ================================

J.    Ratio of Assets to Liabilities as of February 28, 2002
      ------------------------------------------------------

                                                                         Amount
                                                                ---------------
      Total Indenture Assets....................................$447,125,263.64
      Total Indenture Liabilities............................... 439,051,663.54
                                                                ---------------
      Ratio.....................................................        101.84%
                                                                ===============